Exhibit 99.2
A Leader in Payroll / HR Outsourcing September 7, 2006 2006 ANNUAL MEETING OF SHAREHOLDERS

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, any plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2006, in "Part I - Item 1A. Risk Factors" and in the company's Form 10-Q for the quarter ended June 30, 2006, in "Part II. Other Information Item 1A. Risk Factors," as well as (1) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (2) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (3) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (4) risks related to our ability to increase the size and range of applications for The Work Number database and to successfully market current and future services and related to our dependence on third party providers to do so; (5) proceedings by Federal and state regulators related to our business, including the inquiry by the Federal Trade Commission related to our acquisitions in the unemployment compensation and Work Number businesses; (6) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; (7) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (8) risks relating to the dependence of the market for The Work Number services on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (9) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (10) the risk that our revenues from unemployment tax management services may fluctuate in response to changes in economic conditions; (11) risks related to changes in tax laws, including work opportunity, or "WOTC," and welfare to work, or "WtW," tax credits; (12) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; and (13) risks relating to doing business with the federal government following our April 2006 acquisition of pan. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

TALX is a leading Business Process Outsourcer (BPO) bringing clients significant savings by replacing manual, paper-based Payroll / HR methods with electronic-based outsourced services. Business Model Standard services and processes Contractual and transaction-driven revenues Recurring and predictable revenue stream TALX Clients Over 9,000 clients Over 3/4 of the Fortune 500 use one or more TALX services A Leader in Payroll / HR Outsourcing

Key Investment Highlights Focus on Niche Payroll and HR Areas Employment and income verification Unemployment tax management Tax credits and incentives Talent management services Diversified Client Base (no one client > 10% of revenue) Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow ($39.4M in FY2006)

Revenue, EPS & Margin Growth (continuing operations) $0.57 20.9% Excluding SEC settlement charge 0.08 1.6% SEC settlement charge $0.49 19.3% GAAP Diluted EPS Operating Margin * FY 2005 includes $2.5MM SEC charge Fiscal Years Ended March 31, 26.6% $0.89 $207.4 2006 19.3%* $0.49* $158.4 2005 17.1% Operating Margin Prior to FAS123R $0.39 $124.4 2004 Diluted EPS Prior to FAS123R Revenue (millions) 3 Year CAGR 16.8% $0.35 $115.9 2003 21% 36%

Broad Range of Payroll Data-Based Solutions Unemployment Tax Management Tax Credits & Incentives Talent Management

Sales Teams are Aligned Into Regions and Tiers Tier one: 20,000 employees and greater Tier two: 3,500 to 20,000 employees Tier three: Less than 3,500 employees Sales Approach Varies by Tier Tier one: Direct: Face-to-face Indirect: HRO Alliances Tier two: Direct: Face-to-face Indirect: HRO Alliances Tier three: Direct: Tele-sales Indirect: Payroll Alliances Human Resource Outsourcers (HRO) Approximately 6.0 million employees to be served through Human Resource Outsourcers in 2006 * Alliances in place with ACS, Convergys, Excellerate HRO, Fidelity, Hewitt, and ADP COS Working on alliances with IBM and Accenture HR * Source: Everest Research Institute, September 2006 Sales Approach

A Leader in Niche Payroll / HR Arena The Work Number Services - 39% of 1Q07 Revenues 133.1 million employer-provided records live on the database at June 30, 2006 9.9 million records in backlog We estimate that: 28% of our records represent current employees 29% of the non-agricultural U.S. workforce included on database Tax Management Services - 50% of 1Q07 Revenues Unemployment Tax Management 43% of 1Q07 Revenues We estimate that we serve more than 20% of claims paid Tax Credit and Incentive Services 7% of 1Q07 Revenues Entered business in October 2004 Opportunities for cross-selling

The Work Number Services - Growth Initiatives Add Records to the Database Increase Database Penetration Add new verifiers New segments Existing segments REACH program Add New Services One-stop verifications Verification of education Confirmation direct Cost of Doing Business Price Adjustments 59 41 61 39 39% of TALX Revenue (Fiscal 2007/Q1) The Work Number Services Revenue

The Work Number Verification Process

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 FY2007 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 25.9 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 4th Quarter 5.796 7.566 10.733 14.01 21.21 27.1 Revenue History (millions) $27.2 $35.9 $46.6 $65.4 $91.3 $25.9

Revenue Growth Outpaces Database Growth (percent) Source: Mortgage Bankers Association Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Records Mortgage Index

FY2003 FY2004 FY2005 FY2006 Pre-employment 9.97 8 11.06 15.34 Consumer Finance 5.27 7.49 13.65 22.7 Social Services 1.87 3.59 5.95 8.2 Other Verifications 1.24 2.19 2.63 1.55 Mortgage 12.25 16.61 21.04 29.2 Complementary Work Number Services* 5.33 7.51 11.04 14.31 The Work Number Services - Revenue Mix (annually) *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress Revenue Mix (millions by year) $46.6 $65.4 $91.3

FY2005 FY2005 FY2006 Fiscal 2007 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 3.77 4.626 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 5.89 6.14 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 2.36 2.538 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 0.43 0.483 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 7.55 8.289 Complementary Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 6.95 3.819 *Complementary Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +27% Q1 Q2 Q3 Q4 Q1 $20.4 $21.9 $21.9 $25.9 Fiscal Year 2006 Fiscal Year 2007 $27.1

Unemployment Tax Services Contract initiatives Multi-year Cost of doing business fee adjustments Excess claims provisions New pricing structures Per Employee Per Year pricing model Tier 3 - offered with The Work Number Unbundle standard services New applications Tax Management Services - Growth Initiatives Unemployment Tax Services Tax Credits and Incentives 28766 4392 33016 50% of TALX Revenue (Fiscal 2007/Q1) Tax Management Services Revenue

Tax Credit and Incentive Services Cross-selling to existing clients Highlighting non-WOTC services State and local credits - using our extensive database and electronic tools Proactive, negotiated incentives Increased WOTC compliance results compared to competition Complementary business opportunities Tax Management Services Revenue Tax Management Services - Growth Initiatives 50% of TALX Revenue (Fiscal 2007/Q1) Unemployment Tax Services Tax Credits and Incentives 28766 4392 33016

Talent Management Services Acquired Performance Assessment Network (pan) in April 2006 Two key new services for TALX Psychometric testing and assessments Over 650 tests available Thousands of testing centers In-house experienced psychologists Comprehensive talent management services Tailored to a client's hiring process Utilizes internally developed dashboard to allow clients to electronically manage the hiring process These services can be sold together or separately Talent Management Services - Description 59 41 90 10 10% of TALX Revenue (Fiscal 2007/Q1) Talent Management Services Revenue

Talent Management Services Key is to cross-sell pan's services to our existing corporate client base Fits nicely with our existing hiring-related services: Pay reporting and compliance, including I-9 Employment verification Tax credit and incentive identification Paperless new hire packet processing Capitalize on pan's strong relationships with the Federal Government Talent Management Services - Growth Initiatives

Acquisitions and Cross-selling - Growth Strategies Acquisition Objectives Accretive to earnings per share Provide records for The Work Number database Complementary or same services Strong management Benefits of Acquisitions Enhanced cross-selling opportunities by adding clients and services Fueled growth in The Work Number services 33% to 48% Growth in percentage of Tier 1 and 2 clients utilizing more than one TALX service since May 2004 Cross-selling success 2 or More Services 1 Service 33 67 2 or More Services 1 Service 48 52 May 2004 481 out of 1,448 Tier 1 and 2 clients May 2006 983 out of 2,045 Tier 1 and 2 clients

FY2002 FY2003 FY2004 FY2005 FY2006 Gross margin 0.611 0.548 0.572 0.591 0.629 FY 2002 FY2003 FY2004 FY2005 FY2006 The Work Number services 0.657 0.658 0.701 0.715 0.766 Unemployment tax management 0.486 0.482 0.486 0.498 Tax credits and incentives 0.738 0.654 Gross Margin Total Company Gross Margin By Business Unit EPS FY2003 FY2004 FY2005* FY2006 0.168 0.171 0.193 0.266 Operating Margin Total Company Margins *Reconciliation for FY 2005 Operating Margin GAAP 19.3% SEC settlement charge 1.6% Excluding SEC settlement charge 20.9% 20.9%*

REVENUE FY2003 FY2004 FY2005 FY2006 115.9 124.4 158.4 207.4 EPS FY2003 FY2004 FY2005 FY2006 0.35 0.39 0.49 0.89 Diluted EPS FY 2002 FY2003 FY2004 FY2005 FY2006 4.3 11.2 12.5 16 30 Earnings (millions) Revenue and Earnings Growth (continuing operations) Revenues (millions) * Reconciliation for FY 2005 Diluted EPS Earnings (millions) GAAP $0.49 $16.0 SEC settlement charge 0.08 2.5 Excluding SEC settlement charge $0.57 $18.5 $18.5* $0.57*

Highlights of quarterly results Continued growth in The Work Number transactions Benefits of acquisitions Recent acquisitions pan - acquired April 6, 2006 Electronic employee assessment and talent management service Fits nicely with existing onboarding services Private placement of debt - $75 million Reduced and refinanced existing debt facility with proceeds FTC Inquiry Fiscal 2007 - First Quarter Overview

Earnings Highlights - Quarter Ended June 2006 Revenues of $66.2 million 41% growth over prior year's $46.8 million The Work Number services - 27% growth Unemployment tax services - 25% growth Tax credits & incentives - 53% growth Talent mgmt services revenue - $6.7 million Gross profit increased 40% to $40.9 million from $29.2 million last year Gross margin declined 50 basis points to 61.9% from 62.4% last year FY2007 quarter includes share-based compensation expense (67 basis points) The Work Number services - 78.5% Tax management services - 50.9% Unemployment tax management - 50.5% Tax credits and incentives - 53.7% Talent management services - 49.6% The Work Number Unempl Tax Services Tax Credits Talent Management Other 25897 28766 4392 6717 402

SG&A expenses were 38.6% of revenues, compared to 38.1% last year FY2007 quarter includes share-based compensation expense (75 basis points) Operating margin was 23.3% of revenues, compared to 24.3% last year FY2007 quarter includes share-based compensation expense (142 basis points) Earnings from continuing operations $7.3 million, or $0.22 per diluted share Includes share-based compensation expense - $813,000, or $0.02 per diluted share Prior year - $6.4 million, or $0.19 per diluted share No impact from SFAS 123r Earnings Highlights - Quarter Ended June 2006

Cash flow from operating activities $7.0 million versus $8.5 million last year Change primarily reflects timing of annual bonus payments Sources (Uses) of cash Private placement of debt $ 75.0 million Debt repayments (74.2) million New borrowings 80.8 million Acquisitions (78.8) million Stock repurchase (8.1) million Capital expenditures and capitalized software (5.2) million Dividend payments (1.3) million Cash Flow Highlights - Quarter Ended June 2006

Increasing Shareholder Value Dividend History Quarterly dividends since September 2000 Increase in quarterly dividends: 33% in fiscal 2003 25% in fiscal 2004 20% in fiscal 2005 33% in fiscal 2006 Today our Board of Directors authorized a 25% increase Our new quarterly dividend is $0.05 per quarter, or $0.20 per year Stock Repurchase Program Three million shares authorized under repurchase program which expires in May 2008 Acquired approximately 347,400 shares in 1Q07 Acquired approximately 805,400 shares in 2Q07 to-date

TALX Featured In AT&T Campaign

A Leader in Payroll / HR Outsourcing September 7, 2006 2006 ANNUAL MEETING OF SHAREHOLDERS